Filed pursuant to 497(e)
File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED SEPTEMBER 17, 2019

TO THE

PROSPECTUS DATED APRIL 29, 2019

MFS® TOTAL RETURN PORTFOLIO

Effective on or about December 31, 2019, it is expected that Nevin Chitkara will no longer serve as a portfolio manager of the MFS® Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II, and Johnathan Munko will become a portfolio manager of the Portfolio. Effective on or about December 31, 2020, it is expected that Brooks Taylor and Jonathan Sage will no longer serve as portfolio managers of the Portfolio.

Effective immediately, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the following is added to end of the section entitled “Principal Investment Strategies”:

Beginning December 31, 2019, in connection with the pending portfolio management changes described under the sub-section entitled “Portfolio Managers” of the section entitled “Management,” although the Portfolio may still select investments based on blending fundamental and quantitative research, over time the Portfolio will be transitioned to a strategy of selecting investments primarily based on fundamental analysis of individual issuers. It is expected that the transition will be completed by December 31, 2020.

Effective on or about December 31, 2019, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is managed by a team led by Brooks Taylor, Investment Officer of MFS, who has been a manager of the Portfolio since 2004. Other members of the team are Steven Gorham (since 2002), Joshua Marston (since 2008), Jonathan Sage (since 2013), Robert Persons (since 2017), and Johnathan Munko (since December 2019), each an Investment Officer of MFS.

Effective on or about December 31, 2020, it is expected that Mr. Taylor and Mr. Sage will no longer serve as portfolio managers of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth and sixth paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is managed by a team of portfolio managers, headed by Brooks Taylor, an Investment Officer of MFS, who has been a manager of the Portfolio since 2004. The team is comprised of Steven Gorham (since 2002), Joshua Marston (since 2008), Jonathan Sage (since 2013), Robert Persons (since 2017), and Johnathan Munko (since December 2019), each an Investment Officer of MFS. Effective on or about December 31, 2020, it is expected that Mr. Taylor and Mr. Sage will no longer serve as portfolio managers of the Portfolio.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the investment area of MFS since 1996. Mr. Gorham, Mr. Munko and Mr. Sage are responsible for the Equity Securities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the investment area of MFS since 1992; Mr. Munko, since 2010; and Mr. Sage, since 2000. Mr. Marston and Mr. Persons are responsible for the Debt Instruments portion of the Portfolio. Mr. Marston has been employed in the investment area of MFS since 1999; and Mr. Persons, since 2000.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE